HELOISA DO LAGO ALVES PEQUENO
TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL
Idioma: Inglês

Av. Turmalina, 175 - cj 24 - Aclimação - CEP 01531-020 - São Paulo - SP - Brasil
Fones: (11) 3208-4004 (11) 3208-1433
www.aptraducoes.com.br - E-mail: apt@aptraducoes.com.br
Matrícula JUCESP nº 1001 RG nº 4.988.499-2 CPF nº 063.193.638-60 CCM nº 2244147-6

TRADUÇÃO Nº 7685 LIVRO Nº 81 FOLHA Nº 180

I hereby certify for all due purposes that on this date, a document drawn up in Portuguese was submitted to me. the contents of which I translate into English, to the best of my knowledge and ability, as follows: -.-.-.-

					GUARANTY LETTER # 126.375-0
[logo] **Banco Safra S.A** Tradição Secular de Segurança	**GUARANTY LETTER # 126.375-0** **Bank Branch 01400**				
	Place SÃO PAULO			Date: 12/06/2019	
I SURETY	BANCO SAFRA S/A, with headquarters in São Paulo, Capital, at Avenida Paulista, 2.100, bearer of Corporate Taxpayer ID (CNJP) #58.160.789/0001-28, hereinafter referred to as SAFRA				
II PRINCIPAL DEBTOR	Name/Trade Name VIA VAREJO S/A.		Corporate Taxpayer ID (CNPJ): 33.041.260/0652-90		
	Address: Rua Samuel Klein, nº83	District Center	City São Caetano do Sul		State SP
	Name/Trade Name AIRFOX SERVIÇOS E INTERMEDIAÇÕES LTDA.		Corporate Taxpayer ID (CNPJ) 30.723.871/0001-02		
	Address: Rua Butantã, nº 194, 4º andar	District Pinheiros	City São Paulo		State SP
III BENEFICIARY(IES)	Name/Trade Name MASTERCARD BRASIL SOLUÇÕES DE PAGAMENTO LTDA		Corporate Taxpayer ID (CNPJ): 05.577.343/0001-37		
	Address: Avenida das Nações Unidas, nº14.171, 19º e 20º andar, Edifício Rochaverá	District Vila Gertrudes	City São Paulo		State SP
IV PURPOSE OF THE GUARANTY	To guarantee any possible refunds of advance payments made by the BENEFICIARY to AIRFOX SERVIÇOS E INTERMEDIAÇÕES LTDA., related to the Strategic Alliance and Incentive Program Agreement executed on June 10, 2019.				
	Guaranty Amount BRL 65,000,000.00 (Sixty-Five Million reais)				
V GUARANTY CHARACTERISTICS	Monetary Correction / Charges levied on the Guaranty Amount: 72% of SELIC Without Inflation Adjustment				
	Effective Term of the Guaranty Letter From December 6, 2019 to December 7, 2020.				
	Surety's Payment Term 5 (five) business days				

1. By this Guaranty Letter, the aforementioned and undersigned SURETY hereby irrevocably and irreversibly undertakes the liability, in the capacity of surety for the aforementioned PRINCIPAL DEBTOR(S) in order to guarantee, up to the Guaranty Amount, with any Inflation adjustments/charges levied on the Guaranty Amount stated above (if any), the pecuniary obligations of PRINCIPAL DEBTOR(S) to BENEFICIARY(IES), as described in the Table, item IV, in the preamble.

2. This guaranty is valid for the Term of Duration as specified in the Table, item V, in the preamble, after which its effectiveness, according to article 211 of the Civil Code, shall be deemed expired by operation of law. If SURETY does not receive from the BENEFICIARY(IES), within thirty (30) days as from the expiration thereof (article 132 of the Civil Code), i.e., by **January 6, 2021 (01/06/2021)**, a payment request duly formalized and legally payable, due to any default by PRINCIPAL DEBTOR(S), occurred

HELOISA DO L.A. PEQUENO Mat. JUCESP 1001 Tradutora Pública e Intérprete Coml.

Av. Turmalina, 175 - cj 24 - Aclimação - CEP 01531-020 - São Paulo - SP - Brasil
Fones: (11) 3208-4004 (11) 3208-1433
www.aptraducoes.com.br - E-mail: apt@aptraducoes.com.br
Matrícula JUCESP nº 1001 RG nº 4.988.499-2 CPF nº 063.193.638-60 CCM nº 2244147-6

within its Term and proven to be delivered at SURETY's address identified below, SURETY shall automatically and regardless of any formality be released from the GUARANTY LETTER. SURETY's release shall also occur before the Effective Term of the Guaranty Letter upon return of the original Guaranty Letter or delivery of a release statement issued by the BENEFICIARY(IES).

3. SURETY hereby undertakes the obligation, at all times according to the amount specified above, to fulfill, within the Payment Term, the payment requests, whenever they are made by the BENEFICIARY(IES), (always jointly, in case there is more than one beneficiary), and sent to SURETY's legal department, located at Avenida Paulista, nº2.100, 6º andar, Cerqueira César, São Paulo/SP. Payment requests shall be formalized with signatories' signature notarization, instrument of power of attorney and certified copy of corporate documents (as appropriate).

4. This Guaranty Letter may be subject to partial executory collections, and such fact shall not imply extinguishment of SURETY's obligations, subject to the limit amount and to the term of the Guaranty Letter. Any and all payments made by PRINCIPAL DEBTOR(S) or by SURETY, because of this Guaranty Letter, shall reduce the Guarantee Amount at the same proportion.

5. SURETY hereby expressly waives the benefit set forth in article 827 of the Brazilian Civil Code and article 794 of the Civil Procedure Code.

6. SURETY hereby states that this Guaranty Letter has been duly booked, in compliance with the legal formalities, especially the banking legislation.

7. The signatories of this Guaranty Letter hereby represent, under the penalties of law, that they are duly authorized to sign it, with due regard to the provisions set forth in the SURETY's articles of association.

8.This Guaranty Letter is non-transferable, for which reason no payment request(s), other than the one(s), which has/have been properly formalized by the BENEFICIARY(IES) shall be accepted.

9. The Parties hereby elect the Central Courts of the Judicature of the City of São Paulo to settle any disputes arising out of, or in connection with this Guaranty Letter, with exclusion of any other court, however privileged it may be.

10. This Guaranty Letter is signed in two (02) counterparts of equal tenor, the first (1st) one to be delivered to the PRINCIPAL DEBTOR(S) for purposes of remittance thereof to the BENEFICIARY(IES), and the second (2nd) one to remain in SURETY's possession.

Sincerely,

Signatures:

Fábio Ferreira dos Santos Pedro Luiz de Mello

SURETY(IES)
BANCO SAFRA S/A

Witnesses:

[signature]
Name: Pedro M.S. Do Nascimento
Individual Taxpayer's ID (CPF) 096.742.374-02

[initials]
Name:
Individual Taxpayer ID (CPF)

HELOISA DO L. A. PEQUENO
Matr. JUCESP 1001
Tradutora Pub. e Intérprete Coml.